Rule 482 ad

Rule 497(e)

File Nos. 2-10653 and 811-82

[Black and white print advertisement.]

[Black background with black and white photo of fencers sparring on a gray floor. The following text appears below the fencers over the surface of the floor in white type:]

CGM Focus Fund. So Selective, only certain stocks make the cut.

[Below the photograph running in two columns printing in smaller black type is the following text:]

[Left column] Veteran fund manager Ken Heebner is more focused than ever with CGM Focus Fund. The Fund returned 23% over the past twelve months. CGM Focus Fund is flexibly managed, and currently has its sights on a small number of sectors and industries that look promising.

[The following text appears in black italicized type:]

23.0%, 20.1%, and 21.1% are the average annual total returns for CGM Focus Fund for the 1- and 5-year periods ended 6/30/07 and from inception on 9/3/97 through 6/30/07. Current performance may be lower or higher. The Fund's advisor absorbed a portion of management fees and expenses through 12/31/01. Otherwise the total return for the since-inception period would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value

[Right column] of your shares will fluctuate, so that your shares, when you redeem them, may be worth more or less than you originally paid for them. You should carefully consider the Fund's investment objectives, risks, charges and expenses before investing in the Fund. The Fund's prospectus contains this and other important information about the Fund. You should read the prospectus carefully before investing. Please call the toll-free number below for a prospectus.

[The following text appears in black type:]

If focus and flexibility make sense for your portfolio, call toll free for a prospectus and current performance information through the most recent month-end.

[A line drawing of a fencer in a box with a black and white striped background appears at the bottom of the right column (logo). To the right of the logo in a larger size print than the ad body copy is the following text in bold and underlined:]

CGM Focus Fund

[Below is the following text (in smaller copy):]

The CGM Funds

38 Newbury Street, 8th Floor

Boston, MA 02116

www.CGMFnds.com

[A phone number appears next and prints in a larger size than does the ad body copy.]

1-800-598-0763

[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load

Copyright 2007 CGM